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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 13, 1998





                              LADD FURNITURE, INC.
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             (Exact name of registrant as specified in its charter)





      North Carolina              0-11577                      56-1311320
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    (State or other              (Commission                (I.R.S. Employer
     jurisdiction               File Number)               Identification No.)
   of Incorporation)



4620 Grandover Parkway, P.O. Box 26777, Greensboro, North Carolina   27417-6777
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            (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code (336) 294-5233



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         (Former name or former address, if changed since last report.)






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ITEM 1. Changes in Control of Registrant.

         Not Applicable.


ITEM 2. Acquisition or Disposition of Assets.

         Not Applicable.


ITEM 3. Bankruptcy or Receivership.

         Not Applicable.


ITEM 4. Changes in Registrant's Certifying Accountant.

         Not Applicable.


ITEM 5. Other Events.

         On October 13, 1998, the Registrant issued a press release reporting its 1998 third quarter and nine month results of operations. A transposition error was recorded in the EDGAR copy of Exhibit 10.2. Prepaid expenses and other current assets for January 3, 1998 was incorrectly shown as $8,106 and should have been $8,016. The revised supplemental financial data submitted to stock analysts dated October 13, 1998 is attached hereto as Exhibit 99.1.


ITEM 6. Resignations of Registrant's Directors.

         Not Applicable.


ITEM 7. Financial Statements and Exhibits.

         a)       Exhibits

                  99.1 Revised Supplemental Financial Data submitted to stock analysts dated October 13, 1998.


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ITEM 8. Change in Fiscal Year.

         Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LADD FURNITURE, INC.


Date:  November 3, 1998             By: /s/William S. Creekmuir
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                                           William S. Creekmuir

                                    Title:  Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary